                                                                   EXHIBIT 10(e)

                                                              No. 2521-0027-E002

                                   ENDORSEMENT

Attached to and forming part of the CASUALTY EXCESS OF LOSS REINSURANCE AGREEMENT No. 2521-0027 between MERCHANTS MUTUAL INSURANCE COMPANY, Buffalo, New York and MERCHANTS INSURANCE COMPANY OF NEW HAMPSHIRE, INC., Concord, New Hampshire (hereinafter collectively referred to as "Company") and AMERICAN RE-INSURANCE COMPANY, a Delaware Corporation with Administrative Offices in Princeton, New Jersey (hereinafter referred to as the "Reinsurer").

It is mutually understood and agreed by the parties hereto that effective January 1, 2004, as respects the Company's in-force, new and renewal policies, as respects losses occurring on or after said date, this Agreement is amended to read as follows:

I. The policy limits for Section II Liability under Businessowners are increased to $2,000,000 in ARTICLE IV, COMPANY POLICY LIMITS, and the Article reads as follows:

                                   ARTICLE IV

      COMPANY POLICY LIMITS

      For the purpose of determining the Company Retention and the Reinsurer's limit of liability with respect to each Exhibit of this Agreement, the limits of liability of the Company with respect to any one Policy shall be deemed not to exceed:

Automobile Bodily Injury Liability                               $1,000,000 each person
                                                                 $1,000,000 each occurrence

Automobile Property Damage Liability                             $1,000,000 each occurrence

Automobile Liability Combined Single Limit                       $1,000,000 each occurrence

Uninsured/Underinsured Motorists Coverage                        $1,000,000 each person
                                                                 $1,000,000 each occurrence

Personal Injury Protection Coverage                              $1,000,000 each occurrence

Other Bodily Injury Liability                                    $2,000,000 each occurrence

Other Property Damage Liability                                  $2,000,000 each occurrence

Other Liability Combined Single Limit                            $2,000,000 each occurrence

Section II Liability under Commercial Multiple Peril             $2,000,000 each occurrence

Section II Liability under Businessowners                        $2,000,000 each occurrence

Section II Liability under Homeowners Multiple Peril             $1,000,000 each occurrence

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                                                              No. 2521-0027-E002

Section II Liability under Farmowners Multiple Peril             $1,000,000 each occurrence

Employers' Liability
(1) In all states with Statutory Limits                          Statutory Limits
(2) In All Other States
    (i)   Bodily Injury by Accident                              $1,000,000 each accident
    (ii)  Bodily Injury by Disease                               $1,000,000 policy limit
    (iii) Bodily Injury by Disease                               $1,000,000 each employee

Owners and Contractors Protective Liability (OCP)                $5,000,000 each occurrence*

*The Company warrants that it shall purchase facultative reinsurance for policies greater than $2,000,000 with policy limits not to exceed $5,000,000.


II. Section 4, REINSURANCE PREMIUM, of EXHIBIT A, FIRST CASUALTY EXCESS OF LOSS REINSURANCE COVER, is amended to reflect the change in rate for Commercial Automobile Liability (including PIP) to 4.77% and the change in rate for Commercial Multiple Peril (Section II), Business Owners (Section
      II), General Liability and the Liability Section of Contractors Coverall to 6.40%, and the Section reads in its entirety as follows:

                                    Section 4

      REINSURANCE PREMIUM

      A. With respect to business in force at the effective time and date of this Exhibit, the Company shall pay to the Reinsurer a reinsurance premium equal to the product of the applicable gross rate set forth in the Schedule of Rates below times the Company's unearned premium for each class of Casualty business reinsured hereunder, calculated on the monthly pro rata basis as of the effective time and date of this Exhibit.

      B. With respect to business becoming effective at and after the effective time and date of this Agreement, the Company shall pay to the Reinsurer a reinsurance premium equal to the product of the applicable gross rate set forth in the Schedule of Rates below times the Company's Gross Net Written Premium for each class of Casualty business covered under this Exhibit.

                                SCHEDULE OF RATES

Class of Business                                                          Gross Rate
-----------------                                                          ----------
Private Passenger Automobile Liability (including PIP)                       0.xx%

Commercial Automobile Liability (including PIP)                              x.xx%

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                                                              No. 2521-0027-E002

Workers' Compensation and Employers' Liability                               x.xx%

Commercial Multiple Peril (Section II), Business Owners (Section II),        x.xx%
General Liability and the Liability Section of Contractors Coverall

Homeowners Multiple Peril (Section II) and Farmowners Multiple Peril        No Charge
(Section II)

III. Section 4, REINSURANCE PREMIUM, of EXHIBIT B, SECOND CASUALTY EXCESS OF LOSS REINSURANCE COVER, is amended to reflect the change in the minimum premium amount to $xxx,xxx and the change in the deposit premium amount to $xxx,xxx, and the Section reads in its entirety as follows:

                                    Section 4

      REINSURANCE PREMIUM

      A. With respect to business in force and business becoming effective at and after at the effective time and date of this Exhibit, the Company shall pay to the Reinsurer a reinsurance premium equal to x.xx% times the Company's unearned premium for the Casualty business reinsured hereunder, calculated on the monthly pro rata basis as of the effective time and date of this Exhibit.

      B. The annual minimum premium for the reinsurance provided for each Agreement Year hereunder is $xxx,xxx.

      C. The annual deposit premium for the reinsurance provided for each Agreement Year hereunder is $xxx,xxx.

IV. Section 4, REINSURANCE PREMIUM, of EXHIBIT C, THIRD CASUALTY EXCESS OF LOSS REINSURANCE COVER, is amended to reflect the change in the minimum premium amount to $xxx,xxx and the change in the deposit premium amount to $xxx,xxx, and the Section reads in its entirety as follows:

                                    Section 4

      REINSURANCE PREMIUM

      A. With respect to business in force and business becoming effective at and after at the effective time and date of this Exhibit, the Company shall pay to the Reinsurer a reinsurance premium equal to 0.xx% times the Company's unearned premium for the Casualty business reinsured hereunder, calculated on the monthly pro rata basis as of the effective time and date of this Exhibit.

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                                                              No. 2521-0027-E002

      B. The annual minimum premium for the reinsurance provided for each Agreement Year hereunder is $xxx,xxx.

      C. The annual deposit premium for the reinsurance provided for each Agreement Year hereunder is $xxx,xxx.

V. Section 5, REINSURANCE PREMIUM, of EXHIBIT D, WORKERS' COMPENSATION EXCESS OF LOSS REINSURANCE COVER, is amended to reflect the change in the rate to x.xx%, the change in the minimum premium amount to $xxx,xxx, and the change in the deposit premium amount to $xxx,xxx. The Section reads in its entirety as follows:

                                    Section 5

      REINSURANCE PREMIUM

      A. With respect to business in force and business becoming effective at and after at the effective time and date of this Exhibit, the Company shall pay to the Reinsurer a reinsurance premium equal to x.xx% times the Company's unearned premium for the Casualty business reinsured hereunder, calculated on the monthly pro rata basis as of the effective time and date of this Exhibit.

      B. The annual minimum premium for the reinsurance provided for each Agreement Year hereunder is $xxx,xxx.

      C. The annual deposit premium for the reinsurance provided for each Agreement Year hereunder is $xxx,xxx.

VI. Section 8, EXCLUSIONS, is added to EXHIBIT D, WORKERS' COMPENSATION EXCESS OF LOSS REINSURANCE COVER, and the Section reads in its entirety as follows:

                                    Section 8

      EXCLUSIONS

      In addition to the exclusions in Article III of this Agreement, the following exclusion shall also apply:

            All loss, cost or expense directly or indirectly arising out of, resulting from or in any manner related to Fungal Pathogens or Bacteria whether or not there is another cause of loss which may have contributed concurrently or in any sequence to a loss.

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                                                              No. 2521-0027-E002

            "Fungal Pathogens" as utilized herein, shall mean any fungus or Mycota or any byproduct or type of infestation produced by such fungus or Mycota, including but not limited to, mold, mildew, mycotoxins, spores or any biogenic aerosols.

IN WITNESS WHEREOF the parties hereto have caused this Endorsement to be
executed in                    this     day of                      , 2004;

ACCEPTED:

MERCHANTS MUTUAL INSURANCE COMPANY
MERCHANTS INSURANCE COMPANY OF NEW HAMPSHIRE, INC.

______________________________

and in Princeton, New Jersey this      day of                       , 2003.

                                             AMERICAN RE-INSURANCE COMPANY

                                             _____________________________
                                             Vice President

DATED:  February 23, 2004

RG/rg
                                      -5-